UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 30, 2009

US FARMS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-27487	88-0350156
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1348 Rainbow Valley Blvd. Fallbrook, California	92028
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (858) 488-7775

1635 Rosecrans Street, Suite C

San Diego, California  92106

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events

On March 30, 2009, the Registrant relocated its corporate headquarter to 1345 Rainbow Valley Blvd., Fallbrook, California 92028.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Farms, Inc.

By: /s/ Yan K. Skwara

Date: March 31, 2009

Yan K. Skwara, Chief Executive Officer